UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual General Meeting of Shareholders of Cardtronics plc (the “Company”) held on May 10, 2017 (the “Annual Meeting”), 11 proposals were presented for shareholder vote.  Set forth below are the voting results for each of the proposals.

Proposal No. 1: Re-election of two Class I directors, Jorge M. Diaz and G. Patrick Phillips, each by separate ordinary resolution, to the Company’s Board of Directors to serve until the 2020 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non- Votes
Jorge M. Diaz	40,506,307	206,111	190,863	1,975,833
G. Patrick Phillips	40,601,661	111,058	190,562	1,975,833

The Company’s other continuing directors are J. Tim Arnoult, Dennis F. Lynch, Juli C. Spottiswood, Julie Gardner, Steven A. Rathgaber and Mark Rossi.

Proposal No. 2:  Ratification of the Audit Committee’s selection of KPMG LLP (U.S.) as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
42,529,637	191,008	158,469	0

Proposal No. 3: Re-appointment of KPMG LLP (U.K.) as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders at which accounts are presented to the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
42,528,480	191,254	159,380	0

Proposal No. 4: Authorization of the Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration:

For	Against	Abstain	Broker Non-Votes
42,685,015	34,529	159,570	0

Proposal No. 5: Approval of, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
40,286,025	424,818	192,438	1,975,833

Proposal No. 6: Determination of, on an advisory basis, the frequency of future advisory votes on the compensation of the Named Executive Officers:

1 Year	2 Years	3 Years	Abstain
35,119,131	160,101	5,578,984	45,065

After considering these results, and consistent with its own recommendation, the Company’s Board of Directors has determined to continue to provide the Company’s shareholders with an annual advisory vote to approve the compensation of the Named Executive Officers until the next vote on the frequency of such advisory votes.

Proposal No. 7: Approval of the directors’ remuneration policy:

For	Against	Abstain	Broker Non-Votes
40,491,223	219,919	192,139	1,975,833

Proposal No. 8: Approval of, on an advisory basis, the directors’ remuneration report:

For	Against	Abstain	Broker Non-Votes
40,372,346	338,641	192,294	1,975,833

Proposal No. 9: Receipt of the Company’s U.K. Annual Reports and Accounts:

For	Against	Abstain	Broker Non-Votes
40,742,203	2,631	158,447	1,975,833

Proposal No. 10: Authorization of the Company’s Board of Directors, in accordance with Section 551 of the U.K. Companies Act 2006 and in addition to all existing allotment authorities, to exercise all powers of the Company to allot shares for the purpose of capitalizing the merger reserve and enable potential future dividends or share repurchases:

For	Against	Abstain	Broker Non-Votes
40,658,306	53,918	191,057	1,975,833

Proposal No. 11: Approval of the form of a share repurchase contract produced at the Annual Meeting to be entered into with certain counterparties in relation to the convertible note hedge transactions:

For	Against	Abstain	Broker Non-Votes
40,232,102	101,963	569,216	1,975,833

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc

Date: May 12, 2017

	By:	/s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Chief Accounting Officer